Note 12 - Federal Home Loan Bank Advances (Detail) - Long Term Borrowings Have Been Secured from the Federal Home Loan Bank (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fixed Rate [Member]
Borrowings with a fixed rates at year end	$ 22,493	$ 19,457
Borrowings with a variable rate of interest at year end	22,493	19,457
Variable Rate [Member]
Borrowings with a fixed rates at year end	0	0
Borrowings with a variable rate of interest at year end	$ 0	$ 0